1

                                                                 Exhibit (n)(1)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          We consent to the references to our Firm in the Registration Statement on Form N-2 of Royce Value Trust, Inc.



                                               /s/ TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
April 27, 1998